Stock Purchase and Award Plans	3 Months Ended	12 Months Ended
	Jul. 25, 2014	Apr. 25, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock Purchase and Award Plans

Note 16 – Stock-Based Compensation

Under the fair value recognition provisions of U.S. GAAP for accounting for stock-based compensation, Medtronic measures stock-based compensation expense at the grant date based on the fair value of the award and recognizes the compensation expense over the requisite service period, which is generally the vesting period.

The following table presents the components and classification of stock-based compensation expense recognized for the three months ended July 25, 2014 and July 26, 2013:

	Three months ended
(in millions)	July 25, 2014	July 26, 2013
Stock options	$6	$8
Restricted stock awards	23	19
Employee stock purchase plan	5	4

Total stock-based compensation expense	$34	$31

Cost of products sold	$4	$3
Research and development expense	6	6
Selling, general, and administrative expense	24	22

Total stock-based compensation expense	$34	$31

Income tax benefits	(9)	(8)

Total stock-based compensation expense, net of tax	$25	$23

12. Stock Purchase and Award Plans

The Company measures stock-based compensation expense at the grant date based on the fair value of the award and recognizes the compensation expense over the requisite service period, which is generally the vesting period.

In fiscal year 2014, the Company granted stock awards under the Medtronic, Inc. 2013 Stock Award and Incentive Plan (2013 Plan) and the Medtronic, Inc. 2008 Stock Award and Incentive Plan (2008 Plan). The 2013 Plan was approved by the Company’s shareholders in August 2013. The 2008 Plan was approved by the Company’s shareholders in August 2008 and amended by shareholders in August 2009. The 2013 and 2008 Plans provide for the grant of non-qualified and incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, and other stock and cash-based awards. Upon adoption of the 2013 Plan, the Company no longer grants awards from any prior plan. As of April 25, 2014, there were approximately 70 million shares available for future grants under the 2013 Plan.

Stock Options    Stock option awards are granted at the exercise price equal to the closing price of the Company’s common stock on the grant date. The majority of the Company’s stock option awards are non-qualified stock options with a 10-year life and a 4-year ratable vesting term. In fiscal year 2014, the Company granted stock options under the 2013 Plan and the 2008 Plan.

Restricted Stock Awards    Restricted stock and restricted stock units (collectively referred to as restricted stock awards) are granted to officers and key employees. Restricted stock awards are subject to forfeiture if employment terminates prior to the lapse of the restrictions. The Company grants restricted stock awards that typically cliff vest after four years. Restricted stock awards are expensed over the vesting period. The Company also grants shares of performance-based restricted stock awards that typically cliff vest after three years only if the Company has also achieved certain performance objectives. Performance awards are expensed over the performance period based on the probability of achieving the performance objectives. Shares of restricted stock are considered issued and outstanding shares of the Company at the grant date and have the same dividend and voting rights as other shares of common stock. Restricted stock units are not considered issued or outstanding common stock of the Company. Dividend equivalent units are accumulated on restricted stock units during the vesting period. In fiscal year 2014, the Company granted restricted stock units under the 2013 Plan and the 2008 Plan. As of April 25, 2014, all restricted stock awards outstanding were restricted stock units.

Employees Stock Purchase Plan    The Medtronic, Inc. 2005 Employees Stock Purchase Plan (ESPP) allows participating employees to purchase shares of the Company’s common stock at a discount through payroll deductions. Employees can contribute up to the lesser of 10 percent of their wages or the statutory limit under the U.S. Internal Revenue Code toward the purchase of the Company’s common stock at 85 percent of its market value at the end of the calendar quarter purchase period. Employees purchased 2 million shares at an average price of $47.32 per share in the fiscal year ended April 25, 2014. As of April 25, 2014, plan participants have had approximately $6 million withheld to purchase Company common stock at 85 percent of its market value on June 30, 2014, the last trading day before the end of the calendar quarter purchase period. At April 25, 2014, approximately 6 million shares of common stock were available for future purchase under the ESPP.

Valuation Assumptions    The Company uses the Black-Scholes option pricing model (Black-Scholes model) to determine the fair value of stock options as of the grant date. The fair value of stock options under the Black-Scholes model requires management to make assumptions regarding projected employee stock option exercise behaviors, risk-free interest rates, volatility of the Company’s stock price, and expected dividends.

The expense recognized for shares purchased under the Company’s ESPP is equal to the 15 percent discount the employee receives at the end of the calendar quarter purchase period. The expense recognized for restricted stock awards is equal to the grant date fair value, which is equal to the closing stock price on the date of grant.

The following table provides the weighted average fair value of options granted to employees and the related assumptions used in the Black-Scholes model:

	Fiscal Year
	2014	2013	2012
Weighted average fair value of options granted	$12.00	$7.42	$6.88
Assumptions used:
Expected life (years)(a)	6.40	6.50	6.40
Risk-free interest rate(b)	1.88%	0.94%	1.82%
Volatility(c)	25.20%	26.22%	25.97%
Dividend yield(d)	2.02%	2.64%	2.78%

(a)	Expected life: The Company analyzes historical employee stock option exercise and termination data to estimate the expected life assumption. The Company calculates the expected life assumption using the midpoint scenario, which combines historical exercise data with hypothetical exercise data, as the Company believes this data currently represents the best estimate of the expected life of a new employee option. The Company also stratifies its employee population into two groups based upon distinctive exercise behavior patterns.
(b)	Risk-free interest rate: The rate is based on the grant date yield of a zero-coupon U.S. Treasury bond whose maturity period equals the expected term of the option.
(c)	Volatility: Expected volatility is based on a blend of historical volatility and an implied volatility of the Company’s common stock. Implied volatility is based on market traded options of the Company’s common stock.
(d)	Dividend yield: The dividend yield rate is calculated by dividing the Company’s annual dividend, based on the most recent quarterly dividend rate, by the closing stock price on the grant date.

Stock-Based Compensation Expense    Under the fair value recognition provisions of U.S. GAAP for accounting for stock-based compensation, the Company measures stock-based compensation expense at the grant date based on the fair value of the award and recognizes the compensation expense over the requisite service period, which is generally the vesting period.

The amount of stock-based compensation expense recognized during a period is based on the portion of the awards that are ultimately expected to vest. The Company estimates pre-vesting forfeitures at the time of grant by analyzing historical data and revises those estimates in subsequent periods if actual forfeitures differ from those estimates. Ultimately, the total expense recognized over the vesting period will equal the fair value of awards that actually vest.

The following table presents the components and classification of stock-based compensation expense, for stock options, restricted stock awards, and ESPP shares recognized for fiscal years 2014, 2013, and 2012:

	Fiscal Year
(in millions)	2014	2013	2012
Stock options	$34	$44	$60
Restricted stock awards	98	96	86
Employees stock purchase plan	13	12	13
Physio-Control award acceleration	—	—	2

Total stock-based compensation expense	$145	$152	$161

Cost of products sold	$14	$12	$12
Research and development expense	27	31	29
Selling, general, and administrative expense	104	109	118
Physio-Control divestiture-related costs	—	—	2

Total stock-based compensation expense	145	152	161
Income tax benefits	(40)	(43)	(45)

Total stock-based compensation expense, net of tax	$105	$109	$116

Stock Options    The following table summarizes all stock option activity, including activity from options assumed or issued as a result of acquisitions, during fiscal years 2014, 2013, and 2012:

	Fiscal Year
	2014		2013		2012
	Options (in thousands)	Wtd. Avg. Exercise Price	Options (in thousands)	Wtd. Avg. Exercise Price	Options (in thousands)	Wtd. Avg. Exercise Price
Beginning balance	62,020	$44.98	74,590	$44.80	84,652	$45.23
Granted	2,983	55.36	4,437	39.54	4,634	34.93
Exercised	(27,527)	46.26	(6,096)	37.73	(1,218)	34.95
Canceled	(1,899)	46.44	(10,911)	45.57	(13,478)	44.98

Outstanding at year-end	35,577	$44.78	62,020	$44.98	74,590	$44.80

Exercisable at year-end	26,997	$45.22	50,908	$46.65	60,833	$46.73

For options outstanding and exercisable at April 25, 2014, the weighted average remaining contractual life was 4.53 years and 3.39 years, respectively. The total intrinsic value, calculated as the closing stock price at year-end less the option exercise price, of options exercised during fiscal years 2014, 2013, and 2012 was $249 million, $39 million, and $5 million, respectively. For options outstanding and exercisable at April 25, 2014, the total intrinsic value of in-the-money options was $477 million and $351 million, respectively. The Company issues new shares when stock option awards are exercised. Cash received from the exercise of stock options for the fiscal year ended April 25, 2014 was $1.273 billion. The Company’s tax benefit related to the exercise of stock options for fiscal year 2014 was $78 million. Unrecognized compensation expense related to outstanding stock options as of April 25, 2014 was $40 million and is expected to be recognized over a weighted average period of 2.5 years and will be adjusted for any future changes in estimated forfeitures.

Restricted Stock Awards    The following table summarizes restricted stock award activity during fiscal years 2014, 2013, and 2012:

	Fiscal Year
	2014		2013		2012
	Awards (in thousands)	Wtd. Avg. Grant Price	Awards (in thousands)	Wtd. Avg. Grant Price	Awards (in thousands)	Wtd. Avg. Grant Price
Nonvested, beginning balance	10,058	$38.97	9,980	$37.80	9,207	$40.42
Granted	2,519	55.62	3,135	39.53	3,785	35.60
Vested	(2,210)	35.76	(2,445)	35.58	(2,194)	44.74
Forfeited	(809)	39.41	(612)	36.34	(818)	38.46

Nonvested at year-end	9,558	$44.06	10,058	$38.97	9,980	$37.80

Unrecognized compensation expense related to restricted stock awards as of April 25, 2014 was $170 million and is expected to be recognized over a weighted average period of 3.4 years and will be adjusted for any future changes in estimated forfeitures.